2Q Earnings Review July 25, 2018

2Q 2018 Highlights • Strong quarterly results across all segments • Receivables grew globally YoY led by retail financing • Credit loss metrics remain strong • Auction values trending better than expectations 2

Key Metrics SECOND QUARTER YEAR TO DATE 2017 2018 H / (L) 2017 2018 H / (L) • Strong 2Q EBT Net Receivables (Bils)$143 135 $ 6%$143 135 $ 6% Managed Receivables* (Bils)$151 142 $7%$ 142 $7%151 • Receivables up globally YoY led Loss-to-Receivables** (LTR) 46 bps 36 bps (10) bps 50 bps 43 bps (7) bps by retail financing Auction Values***$ 17,440 $ 18,190 4%$ 17,285 $ 17,770 3 % Earnings Before Taxes (EBT) (Mils)$ 619 $26 645 $1,100$$ 1,286 $ 186 • Continuing to maintain ROE (Pct) 13% 12% (1) ppts 12% 15% 3 ppts receivables around present Other Balance Sheet Metrics level and deliver strong distributions to Ford Debt (Bils)$ 129 $6% 137 Liquidity (Bils)$27 29 $(4.0)% • U.S. consumer credit metrics Financial Statement Leverage (to 1) 9.3 8.9 (0.4) healthy with improved LTR Managed Leverage* (to 1) 8.8 8.3 (0.5) • Balance sheet and liquidity strong; managed leverage within target range of 8:1 to 9:1 * See Appendix for reconciliation to GAAP and definitions ** U.S. retail and lease *** U.S. 36-month off-lease at 2Q 2018 mix 3

2Q 2018 EBT YoY (Mils)


$619
$64
$(20)
$8
$88
$11
$(125)
$645
Residual Losses $32
Supplemental Depreciation 56
Derivatives Market Valuation $ (95)
Operating Costs & Other (30)
2Q 2017
Volume / Mix
Financing Margin
Credit Loss
Lease Residual
Exchange
Other
2Q 2018

- EBT up $26M YoY
- Volume and mix higher due to global receivables growth
- Higher auction values drove lease residual improvement
- Unfavorable derivatives market valuation reflects a non-recurrence of positive valuation a year ago

4 FORD CREDIT

2Q 2018 EBT By Segment 2Q YTD H / (L) H / (L) 2018 2017 2018 2017 Results (Mils) Americas segment$83 548 $1,063$240$ Europe segment 103 29 214 63 Asia Pacific segment 27 9 73 27 Total segments$ 678 $ 121 $ 1,350 $ 330 • EBT higher YoY in all segments Unallocated other* (33) (95) (64) (144) Earnings before taxes$26 645 $$ 1,286 $ 186 (Provision for) / Benefit from income taxes (166) 7 (106) 215 Net income$33 479 $$401 1,180 $ Contract placement volumes (000) 545 32 1,059 38 * See Appendix for definitions 5

Americas Financing Shares And Contract Placement Volume 2Q YTD 2017 2018 2017 2018 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 50% 57% 54% 59 % Canada 76 79 75 75 Wholesale Share United States 76% 76% 76% 76 % Canada 63 59 61 60 Contract Placement Volume - New and Used Retail / Lease (000) United States 258 299 522 571 Canada 51 51 87 84 Mexico 9 7 19 17 Total Americas Segment 318 357 628 672 6

Europe Financing Shares And Contract Placement Volume 2Q YTD 2017 2018 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 35% 37% 35% 37 % Germany 46544751 Total Europe Segment 37 39 36 37 Wholesale Share U.K. 100% 100% 100% 100% Germany 93919493 Total Europe Segment 98 97 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 40 39 99 85 Germany 40487987 All Other 55 61 108 123 Total Europe Segment 135 148 286 295 7

Asia Pacific Financing Shares And Contract Placement Volume 2Q YTD 2017 2018 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 28% 31% 26% 33 % India 10 9 10 9 Wholesale Share China 63% 59% 57% 60% India 36373538 Contract Placement Volume - New and Used Retail (000) China 58 38 103 88 India 2 2 4 4 Total Asia Pacific Segment 60 40 107 92 8

2Q 2018 Net Receivables Mix (Bils) Net Investment in Operating Leases Consumer Financing Non-Consumer Financing $143.2 $27.3 • Prudent management of lease $112.2 mix 2Q 2018 H/(L) 2017 (Pct.) (Ppts.) SUV / CUV 55 0 • Operating lease portfolio was $26.8 Truck 25 4 19% of total net receivables Car 20 (4) $75.2 • U.S. and Canada represent 98% of operating lease portfolio $55.5 $11.5 $24.8 $40.7 $15.4 $29.9 $6.2 $8.9 TotalAmericas Europe Asia Pacific 9

U.S. Origination Metrics Retail and Lease FICO and Higher Risk Mix (Pct) Higher Risk Portfolio Mix Average Placement FICO 750 748 745 741 744 743 • Disciplined and consistent underwriting practices 6% 6% 6% 6% 6% 6% • Portfolio quality evidenced by FICO scores and steady risk 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 mix Retail Contract Terms • Extended-term contracts 5HWDLO•0RQWKV0L[ relatively small part of our Average Retail Placement Term business 65 mo 65 mo 66 mo 65 mo 65 mo 65 mo 4% 4% 2% 2% 2% 3% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 10

U.S. Retail And Lease Credit Loss Drivers Over-60-Day Delinquencies (excl. Bankruptcies) Repossessions (000) and Repo. Rate (Pct) Repo. Rate Repossessions 1.16% 1.16% 1.22% 1.06% 1.12% 0.16% 0.15% 1.00% • Delinquencies and 0.13% 0.13% 0.12% 0.10% repossessions remained low 10 10 9 9 8 8 • Severity trended favorably YoY reflecting increased time to 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 repossession Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) • Strong loss metrics reflect LTR Ratio healthy consumer credit Charge-Offs conditions $10.6 0.60% $10.5 0.54% 0.46% 0.53% 0.51% $10.2 $10.3 0.36% $10.0 $9.8 $109 $96 $95 $93 $82 $66 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 11

Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) LTR Ratio Charge-Offs 0.39% 0.35% 0.33% 0.29% 0.31% 0.25% • Worldwide credit loss metrics remained strong $119 $101 $118 $143 $118 $97 • Credit loss reserve based on 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 historical losses, portfolio quality, and receivables level Credit Loss Reserve (Mils) and Reserve as a Pct of EOP Managed Receivables (Pct) • YoY increase in reserve reflects Reserve as a Pct of EOP Managed Receivables historical losses and growth in Credit Loss Reserve receivables 0.42% 0.41% 0.44% 0.44% 0.43% 0.44% $584 $588 $644 $668 $671 $659 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 12

U.S. Lease Origination Metrics Lease Placement Volume (000) 24-Month 39-Month / Other 36-Month 104 98 97 91 93 82 12 10 10 10 12 8 77 76 58 75 72 65 11 11 9923 17 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 • Lease share about the same as prior year and below industry Lease Share of Retail Sales (Pct) reflecting Ford sales mix Ford Credit Industry* 31% 31% 30% 28% 28% 30% 24% 22% 23% 23% 19% 17% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 * Source: JD Power PIN 13

U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Return Rates Return Volume 83% 81% 79% 78% 79% 78% • Healthy used car market supporting lease residual and credit loss performance 79 80 70 61 68 71 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 • Auction values stronger than expected and higher YoY Off-Lease Auction Values (at 2Q18 Mix) • Now expect 2018 FY average 24-Month auction values to be 1% to 2% 36-Month higher at constant mix $21,550 $21,785 $21,485 $21,930 $20,875 $21,275 $18,190 $17,130 $17,440 $17,705 $17,385 $17,350 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 14

Funding Structure – Managed Receivables* (Bils) 2016 2017 2018 Dec 31 Dec 31 Jun 30 Term Debt (incl. Bank Borrowings)$75 66 $72$ Term Asset-Backed Securities 50 53 55 Commercial Paper 4 5 4 • Funding is diversified across Ford Interest Advantage / Deposits 6 5 6 platforms and markets Other 9 9 10 • Well capitalized with strong Equity 13 16 15 investment grade balance Adjustments For Cash (11) (12) (11) sheet profile Total Managed Receivables$ 137 $151 151 $ Securitized Funding as Pct of Managed Receivables 37% 35% 36% * See Appendix for definitions and reconciliation to GAAP 15

Public Term Funding Plan* (Bils) 2018 2016 2017 Through Actual ActualForecast Jul 24 Unsecured -- Currency of issuance (USD Equivalent) USD$10 9 $$5 - 73$ CAD 1 2 1 - 2 1 EUR / GBP 3 3 5 - 6 4 Other 1 1 1 1 Total unsecured$16 14 $ $ 13 - 16$ 10 Securitizations$15 13 $ $ 13 - 15$ 9 Total public$32 28 $ $ 26 - 30$ 19 * Numbers may not sum due to rounding; see Appendix for definitions 16

2018 Guidance (Mils) • Now expect 2018 EBT to be improved from 2017 2018 FY 2018 1H Key Metric 2017 FY Results 2018 FY Plan Outlook Results • Distributions are planned to maintain leverage within EBT $2,310 < 2017 > 2017 $1,286 target range of 8:1 to 9:1 Distributions $406 ~ $2,000 ~ $2,500 $1,463 • Now project distributions to Ford to be about $2.5 billion in 2018 17

Key Takeaways • Strong second quarter EBT • Now expect FY 2018 EBT to be improved from 2017 • Strong loss metrics reflect healthy consumer credit conditions • Funding plan well-positioned for business cycles • Consistent originations, servicing, and collections • Strategic asset to Ford, supporting sales and delivering profits • We plan to maintain Ford Credit's managed receivables around present levels. Our focus is to maintain a strong risk profile for Ford and Ford Credit, which delivers strong distributions to Ford 18

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man- made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our 2017 Form 10-K Report, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 19

Appendix Total Net Receivables Reconciliation to Managed Receivables A1 Financial Statement Leverage Reconciliation to Managed Leverage A2 Liquidity Sources A3 Non-GAAP Financial Measures that Supplement GAAP Measures A4 Definitions and Calculations A5

Total Net Receivables Reconciliation To Managed Receivables (Bils) 2016 2017 2017 2018 Dec 31 Jun 30 Dec 31 Jun 30 Finance receivables, net (GAAP)$ 103.0 $ 108.3 $115.9 116.0 $ Net investment in operating leases (GAAP) 27.2 26.7 26.7 27.3 Total net receivables*$ 130.2 $ 135.0 $ 142.7 $ 143.2 Unearned interest supplements and residual support 5.3 5.6 6.1 6.4 Allowance for credit losses 0.5 0.6 0.7 0.7 Other, primarily accumulated supplemental depreciation 0.91.01.01.2 Total managed receivables (Non-GAAP) $136.9 $ 142.2 $ 150.5 $ 151.5 * See Appendix for definitions A121

Financial Statement Leverage Reconciliation To Managed Leverage* (Bils) 2017 2017 2018 2018 Jun 30 Dec 31 Mar 31 Jun 30 Leverage Calculation Total debt$137.8 129.3 $$136.7 142.0 $ Adjustments for cash (10.1) (11.8) (11.8) (10.7) Adjustments for derivative accounting (0.2) - 0.3 0.5 Total adjusted debt$126.0 119.0 $$126.5 130.5 $ Equity $15.913.8 $15.7$15.3$ Adjustments for derivative accounting (0.2) (0.1) (0.2) (0.2) Total adjusted equity $15.813.6 $15.5$$ 15.1 Financial statement leverage (to 1) (GAAP) 9.3 8.7 9.1 8.9 Managed leverage (to 1) (Non-GAAP) 8.8 8.0 8.4 8.3 * See Appendix for definitions A222

Liquidity Sources* (Bils) 2017 2017 2018 2018 Jun 30 Dec 31 Mar 31 Jun 30 Liquidity Sources Cash$11.8 10.1 $11.8$10.7$ Committed ABS facilities 32.3 33.4 33.9 32.0 Other unsecured credit facilities 2.7 3.3 3.4 2.8 Ford corporate credit facility allocation 3.0 3.0 3.0 3.0 Total liquidity sources$51.5 48.1 $$48.5 52.1 $ Utilization of Liquidity Securitization cash$ (2.9) $ (3.8) $ (3.2) $ (3.3) Committed ABS facilities (16.4) (17.2) (19.9) (17.7) Other unsecured credit facilities (0.5) (1.1) (1.1) (0.3) Ford corporate credit facility allocation - - - - Total utilization of liquidity$(22.1) (19.8) $(24.2)$(21.3)$ Gross liquidity$29.4 28.3 $27.9$$ 27.2 Adjustments 0.2 0.1 0.3 0.2 Net liquidity available for use$29.5 28.5 $28.2$27.4$ * See Appendix for definitions A323

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non- GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A424A4

Definitions And Calculations Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Earnings Before Taxes (EBT) • Reflects Income before income taxes as reported on Ford Credit’s income statement ROE (as shown on the Key Metrics chart) • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365 Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the EBT By Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions A525A5